UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 26, 2019

KILROY REALTY CORPORATION
KILROY REALTY, L.P.
(Exact name of registrant as specified in its charter)

Kilroy Realty Corporation	Maryland	001-12675	95-4598246
	(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

Kilroy Realty, L.P.	Delaware	000-54005	95-4612685
	(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

12200 W. Olympic Boulevard, Suite 200, Los Angeles, California, 90064
(Address of principal executive offices) (Zip Code)

(310) 481-8400

(Registrant's telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:
Registrant	Title of each class	Name of each exchange on which registered	Ticker Symbol
Kilroy Realty Corporation	Common Stock, $.01 par value	New York Stock Exchange	KRC

Securities registered pursuant to Section 12(g) of the Act:
Registrant	Title of each class
Kilroy Realty, L.P.	Common Units Representing Limited Partnership Interests

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Kilroy Realty Corporation:
Emerging growth company ☐

Kilroy Realty, L.P.:
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Kilroy Realty Corporation ☐	Kilroy Realty, L.P. ☐

ITEM 1.01	Entry into a Material Definitive Agreement.

The information set forth under Item 5.02 “Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” is incorporated into this Item 1.01 by reference.

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 26, 2019, Kilroy Realty Corporation (the “Company”) and Kilroy Realty, L.P. entered into a Confidential Separation Agreement and Release of Claims with Stephen A. Rosetta (the “Separation Agreement”), pursuant to which Mr. Rosetta will separate from serving as an employee and officer of the Company, including from his role as Executive Vice President, Chief Investment Officer, effective as of August 28, 2019 (the “Separation Date”).

Under the Separation Agreement, Mr. Rosetta will receive the following payments and benefits in connection with his separation from the Company: (i) all unpaid salary and accrued but unused vacation and any floating holiday pay earned through the Separation Date; (ii) reimbursement for all business expenses and disbursements incurred through the Separation Date; and (iii) continued vesting of previously awarded restricted stock units (subject to time-based vesting) through the Separation Date pursuant to the terms of the applicable restricted stock unit agreements. Mr. Rosetta’s previously awarded cash award and restricted stock units that remain unvested as of the Separation Date will be forfeited. In addition, under the Separation Agreement, Mr. Rosetta will receive a separation payment equal to $1,600,000, subject to his compliance with the releases, covenants, promises and obligations of the Separation Agreement, payable as follows: (i) a payment equal to $800,000, subject to his non-revocation of the Separation Agreement; and (ii) a payment equal to $800,000, paid in twelve monthly installments of $66,666.67, the first payment to be delivered on October 1, 2019, with monthly payments to be made thereafter on the first of each month until the last payment is delivered on September 1, 2020.

The Separation Agreement contains a general release of claims, as well as non-solicitation, non-disparagement and confidentiality restrictions.

The foregoing description of terms of the Separation Agreement is qualified in its entirety by reference to the text of the Separation Agreement, a copy of which will be filed as an exhibit to our Quarterly Report on Form 10-Q for the quarter ended September 30, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kilroy Realty Corporation
Date: August 28, 2019

By:	/s/ Merryl E. Werber
Merryl E. Werber Senior Vice President, Chief Accounting Officer and Controller

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kilroy Realty, L.P.
Date: August 28, 2019

By:	Kilroy Realty Corporation,
Its general partner

By:	/s/ Merryl E. Werber
Merryl E. Werber Senior Vice President, Chief Accounting Officer and Controller

2